CGCM Funds
Questions & Answers Regarding the Proxy Statement

»	What is being proposed?
—	The first proposal asks that Shareholders elect one Trustee as a member of the Board of Trustees of the Trust.
—	The second proposal asks that Shareholders approve a new Investment Management Agreement between the Trust and Citigroup Investment Advisory Services LLC (CIAS).

»	Who is eligible to vote?
—	Shareholders of each of the Funds of record at the close of business on July 2, 2009, are entitled to notice of and to vote at the Special Meeting or at any adjournment thereof.
—	Shares of each Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote.
—	For Proposal 1, all Funds will vote together whereas for Proposal 2, each Fund will vote separately to meet the required vote.

»	What is the recommendation of the Board of Trustees?
—	The Board recommends that you vote “FOR” each of the Proposals.
—	The factors considered by the Board in recommending the new Investment Management Agreement are discussed in more detail in the Proxy Statement.

»	How does the new Investment Management Agreement compare to the investment management agreement entered into between the Trust and CIAS (“Previous Investment Management Agreement”)?
—
The new Investment Management Agreement will be the same in all material terms as the previous Investment Management Agreement, except for the name of the investment adviser, the effective date and term of the agreement.

»	If approved, when will the new Investment Management Agreement be in effect?
—	The new Investment Management Agreement will become effective upon Shareholders’ approval.

»	What happens if there are not enough votes to reach quorum by the scheduled Special Meeting date or if the Proposals are not approved?
—	If there are not sufficient votes to approve the Proposals by the time of the Special Meeting, the Special Meeting may be adjourned to permit further solicitation of proxy votes.
—	In addition, to facilitate a sufficient number of votes, further action may need to be taken. D.F. King & Co., Inc., a proxy solicitation firm, may contact you by mail or telephone.
»	Shareholders are encouraged to vote as soon as they receive the enclosed proxy materials to avoid additional mailings or telephone calls.

»	Who is D.F. King & Co., Inc.?
—	D.F. King & Co., Inc. is a third party proxy vendor that MSSB hired to contact shareholders and record proxy votes.
—	In order to hold a shareholder meeting, quorum must be reached. If quorum is not attained, the Special Meeting may adjourn to a future date.
—	As the date of the Special Meeting approaches, phone calls and additional mailings may be made to Shareholders who have not yet voted their shares so that the Special Meeting need not be adjourned.
—	Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

»	How can I vote my shares?
—	You can vote in any one of four ways:
»	Through the internet by following the instructions on the enclosed Proxy Card(s);
»	By telephone by calling the number on the enclosed Proxy Card(s);
»	By mail, by signing and retuning the enclosed Proxy Card(s) in the prepaid envelope provided; and
»	In person at the Special Meeting.

»	If I vote my proxy now, can I change my vote later?
—	If you vote your proxy now, you may revoke it at any time prior to its exercise by executing a superseding Proxy Card or by submitting a notice of revocation to the Secretary of the Trust.
—	In addition, although mere attendance at the Special Meeting will not revoke a proxy, if you attend the Special meeting you may withdraw your proxy and vote in person.

»	What is the required vote to approve the Proposals?
—
With respect to Proposal 1, an affirmative vote of a plurality of the shares present or represented by proxy for all Funds that compose the Trust voting as a single class is required to elect the nominee for election as Trustee.

—
With respect to Proposal 2, an affirmative vote of “of a majority of the outstanding voting securities” (as defined by the 1940 Act) of each Fund will approve the new Investment Management Agreement. This means the lesser of (1) 67% or more of the shares of a Fund present at the Special Meeting if the owners of more than 50% of the shares then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the a Fund entitled to vote at the Special Meeting.

»	Whom should I call for additional information about this Proxy Statement?
—	Please call the proxy solicitor, D.F. King & Co., Inc., at 1-800-628-8510 to obtain additional information regarding the Proposals.

Voting Instructions

»	Voting by Proxy Card
1. Individual Accounts: Sign your name exactly as it appears in the registration on the Proxy Card(s).

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the Proxy Card(s).

3.	All Other Accounts: The capacity of the individual signing the Proxy Card(s) should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Executor

»	Voting by Telephone
1. Read the Proxy Statement and have the Proxy Card at hand.

2. Call toll free 1-800-830-3542.

3. Follow the recorded instructions.

»	Voting by Internet
1. Read the Proxy Statement and have the Proxy Card at hand.

2. Go to www.2voteproxy.com/cgcm

3. Follow the online instructions.

»	Vote in person at Special Meeting Of Shareholders on August 31, 2009 at 4:00PM Eastern Time
—	Held at the offices of the Trust’s administrator:
Brown Brothers Harriman & Co.
140 Broadway, 3rd floor
New York, NY 10005

TRAK is a registered trademark of Morgan Stanley Smith Barney LLC.

© 2009 Morgan Stanley Smith Barney LLC.  Member SIPC.  Consulting Group is a business of Morgan Stanley Smith Barney.

DATE

NAME & ADDRESS

On Monday, August 31, 2009, there will be a Special Meeting of Shareholders of Consulting Group Capital Markets Funds (“CGCM”).

Shareholders are being asked to vote on two proposals:
1.	To elect Adela Cepeda as a Trustee of the Trust to serve until a respective successor is duly elected and qualified.
2.	Approve a new Investment Management Agreement.

THE BOARD OF TRUSTEES OF CGCM RECOMMENDS A VOTE “FOR” EACH PROPOSAL.

SIM USA Inc. is Trustee for each account on the attached list.  These accounts hold the designated shares in the designated CGCM Fund as of the Record Date, July 2, 2009.  D. F. King & Co., Inc. will vote each account position in accordance with the voting instructions received from you.

In order for D.F. King & Co., Inc. to vote each position, instructions must be received by D.F. King & Co., Inc., along with a signature authorizing the votes to be cast.

Please provide the instructions and authorization by indicating the votes (please circle the appropriate vote choice for each proposal) and signing below.  Please then return this letter, along with the list of accounts, to my attention @ D.F. King by mail, overnight delivery, fax or e-mail

Should you choose to send your voting instructions to me via USPS or overnight delivery, please note my address below.

Thank you for your attention in this matter.

Sincerely,

Laura PrestonAssistant Vice President
D.F. King & Co., Inc.
161 Bay State Drive
Braintree, MA  02184
e-Mail: lpreston @dfking.com
phone: 1-212-269-5648/fax: 1-781-356-4987

PLEASE VOTE ALL ATTACHED SIM USA, INC. ACCOUNTS IN THE SAME MANNER AS INDICATED BELOW:

1.	To elect Adela Cepeda as a Trustee of the Trust to serve until a respective successor is duly elected and qualified.

FOR           WITHHOLD

2.	Approve a new Investment Management Agreement.

FOR           AGAINST                      ABSTAIN

_____________________
SIM USA Inc.
Authorized Representative

_____________________
Title

_______________________
Company

_______________________
Date

D.F. King & Co., Inc.
Telephone Script

Consulting Group Capital Markets Funds (“CGCM”)

Introduction

Hello, Mr./Ms. (Shareholder).  My name is ___________, calling from D.F. King & Co., on behalf of CGCM Funds. I’m calling to follow-up on a recent distribution of proxy materials.
Mr. /Ms________, this conversation is being recorded for quality control purposes.
 Have you received the materials for CGCM Fund’s Special Meeting of Shareholders scheduled to be held on August 31, 2009?

IF NO – Then help the shareholder obtain the material he/she requires.  If a NOBO, give him/her the 800# and have him/her call back when he/she receives the material.  If registered, we will send the materials directly.  In either case, make sure the address is correct, make any necessary corrections, and code the disposition as “14” or “15”.

IF YES – The Fund’s Board is asking you to consider proposal (1), to elect one Trustee as a member of the Board of Trustees and proposal (2), to approve a new investment management agreement, as set forth in the proxy statement dated July 2, 2009.  The Board of Trustees recommends that you vote in favor of these proposals.  For your convenience, I can record your vote over the telephone right now.  Will that be okay?

IF YES - Do you have any questions before we proceed?

Take time to answer all questions carefully.  Do not give advice.  Remind the shareholder that the Fund’s Board has recommended that he/she vote in favor of the proposals. Questions should only be addressed by referring to the proxy statement and reading the appropriate sections.

Good, Let’s proceed.  Your vote will be recorded.  I will ask you for your full name and address of record and ask you to confirm that you have received the Fund’s proxy materials and have authority to vote the shares.  You will be mailed a letter confirming your vote, which will provide instructions should you later decide to change your vote.

IF NO – Do you have any questions that I may answer?

Take time to answer all questions carefully.  Do not give advice.  Remind the shareholder that the Fund’s Board has recommended that he/she vote in favor of the proposals.  Most questions can be addressed by referring to the proxy statement and reading the appropriate sections.

Your vote is important. Please vote by signing, dating and promptly mailing your proxy card in the envelope provided.  If you prefer, you can also vote by internet or touch-tone telephone.  Simply follow the easy instructions sent with your proxy materials.

Begin the Vote

 My name is __________, calling from D.F. King & Co. on behalf of CGCM Funds. Today’s date is __________ and the time is __________.

May I please have your full name as your account is registered?  (If shareholder is an entity: May I please have the name of your entity, and your name and title)  Please confirm that you are authorized to direct the voting of these CGCM Fund’s shares.

May I please have your address of record?

Have you received the Fund’s Proxy materials for its August 31st shareholder meeting?

If the shareholder answers “no” offer to take the shareholder’s name and address and mail the proxy statement.

Actual Voting

The Board of Trustees is asking you to consider proposal (1), to elect one Trustee as a member of the Board of Trustees and proposal (2), to approve a new investment management agreement, as discussed in your proxy statement, and the Board of Trustees recommends a vote FOR these proposals. Would you like to vote all of your shares as recommended by the Board in favor of the proposals?

 If you are required to read the proposals individually, end the proposals by saying, “The Board recommends that you vote in favor.  How would you like to vote?”  The valid responses are

F = For proposal.
A = Against proposal.
B = Abstain.

Closing

I have recorded your vote(s).  You have voted For/Against/Abstain  with respect to the proposals.  Is that correct? Great. D.F. King will submit your voting instructions to CGCM as your voting agent.  In the next 72 hours, D.F. King will mail you a letter confirming your vote.  If you wish to change your vote for any reason, please call us at the phone number listed in the confirmation letter that you will receive or follow the instructions in your proxy statement.  Thank you for your time, and good bye.

Answering Machine Message

Hello, I’m calling regarding your investment in [CGCM FUNDS]. You should have recently received proxy materials in the mail concerning the Fund’s August 31, 2009 Special Meeting of Shareholders.

Your vote is important. Please sign, date and promptly mail your proxy in the postage-paid envelope provided.

Internet or touch-tone telephone voting also is available. Please follow the instructions included with your proxy materials.

If you have any questions, require assistance or need new proxy materials, please call D.F. King, which is assisting your Fund, at 1-800-628-8510.

Thank you.